                                                                     EXHIBIT 4.7

                              COPYRIGHT, 1930 BY
                            DWIGHT S. M. H. JACKSON
                                    CHICAGO
                                PATENT PENDING



                  INCORPORATED UNDER THE LAWS OF THE STATE OF

                                   DELAWARE
                                   --------


      NUMBER                                                        SHARES

       PS-C                    [Art Appears Here]




                           TELE-COMMUNICATIONS, INC.



               AUTHORIZED CAPITAL 80,000 SHARES $1.00 PAR VALUE
                                  ------        -----
                     Convertible Preferred Stock, Series C

  This Certifies That "SPECIMEN" is the owner of ___________________ full paid
                      ----------
and non-assessable SHARES OF THE CAPITAL STOCK OF Tele-Communications, Inc.
                                                  -------------------------
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation,
this _____________________day                 of___________________ A.D. 19__
                             [Art Appears Here]
_____________________________                   ______________________________
                    SECRETARY                                        PRESIDENT


No. 84       Dwight S.M.H. Jackson      Div of       Corporation Supply Co.
             704 W. Randolph Street                  Chicago, Illinois 60661

                   NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
              MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


FOR VALUE RECEIVED, ___ hereby sell, assign and transfer unto __________________ __________________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute, and appoint _____________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
      Dated ______________ 19____
          In presence of

___________________________      _______________________________________________

      THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") NOR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

      THE SHARES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE CERTIFICATE OF DESIGNATION PURSUANT TO WHICH SUCH SHARES WERE ISSUED.

      A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED IS SET FORTH IN THE CERTIFICATE OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE AND THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THE SHARES OF STOCK OF THE CORPORATION REPRESENTED BY THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.


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                     +                                  +
                     +     THIS SPACE IS NOT TO BE      +
                     +                                  +
                     +        COVERED IN ANY WAY        +
                     +                                  +
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